UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
-------------------------

FORM 8-K/A
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


February 22, 2005
(Date of earliest event reported)


U.S. CANADIAN MINERALS, INC.
(Exact Name of Registrant as Specified in Charter)


   Nevada		    0-25523	              33-0843633
  (State or Other  	   (Commission	             (IRS Employer
   Jurisdiction of 	      File No.)                       Identification No.)
   Incorporation)

      4955 S. Durango Suite 216, Las Vegas, Nevada 89113
(Address of Principal Executive Offices)

(702) 433-8223
(Registrants telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
       Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)
            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
            Pre-commencement communications  pursuant to
                  Rule 14d-2(b) under the
            Exchange Act (17 CFR 240.14d-2(b))
      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


This amendment to the Current Report on Form 8-K filed by the registrant on March 1, 2005 is solely for the purpose of filing the letter from
     Child, Sullivan and Company, PC, which sets forth whether it agrees with the statements made by the registrant in said report.
      The registrant first received this letter on March 15, 2005.

Item 9.01  Financial Statements and Exhibits

(c) 	Exhibits
	16	Letter of Child, Sullivan & Company, PC











 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CANADIAN MINERALS, INC.





83:
84:
By John Woodward
Name John Woodward
Title President
Date: March 16, 2005

Exhibit 16


March 10, 2005

Securities and Exchnge commission
450 5th Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

We have read Item 4.01 of the Form 8-K Current Report dated
      February 22, 2005 of U.S. Canadian Minerals, Inc. and are in agreement with the statements contained in the first and second paragraphs of that item as they pertain to Child, Sullivan and
105:    Company, except for the statement regarding our report on the financial statements for the past two years. Our firm only was engaged to perform the audit of the financial statements for June 30, 2004 and the six months them ended. Our report contained a qualified opinion with respect to the Company's ability to continue as a going concern. We have no basis to agree or disagree with any other statements of U.S. Canadian
Minerals, Inc. contained therein.

Very truly yours,

Child, Sullivan and Company, PC

Cc: Mr. John Woodward
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